Debt (Tables)	6 Months Ended
Jun. 30, 2013
Debt and Capital Lease Obligations Related to Continuing Operations

The Company’s debt and capital lease obligations related to continuing operations at June 30, 2013 and December 31, 2012 consisted of (in thousands):

	June 30,	December 31,
	2013	2012
$1 Billion Credit Facility, interest at LIBOR plus 1.75%, maturing April 18, 2017	$463,000	$—
$925 Million Credit Facility, interest at LIBOR plus 2.0%, originally maturing August 1, 2015	—	545,000
Convertible Senior Notes, interest at 3.75%, maturing October 1, 2014, net of unamortized discount of $19,624 and $26,961	340,376	333,039
Senior Notes, interest at 5.0%, maturing April 15, 2021	350,000	—
Senior Notes, interest at 6.75%, originally maturing November 15, 2014	—	152,180
Capital lease obligations	1,287	1,644

Total debt	1,154,663	1,031,863
Less amounts due within one year	(626)	(130,358)

Total long-term debt	$1,154,037	$901,505